GOLDMAN SACHS TRUST II

Class A Shares of the

Goldman Sachs Target Date Portfolios

Goldman Sachs Target Date 2020 Portfolio

Goldman Sachs Target Date 2025 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2035 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2045 Portfolio

Goldman Sachs Target Date 2050 Portfolio

Goldman Sachs Target Date 2055 Portfolio

Goldman Sachs Target Date 2060 Portfolio

(each, a “Portfolio” and, collectively, the “Portfolios”)

Supplement dated February 19, 2019 to the

Prospectus dated December 28, 2018

This supplement describes certain changes to the features of Class A Shares of the Portfolios. Namely, Goldman Sachs Trust II, on behalf of the Portfolios, has established certain sales charge variations, waivers and discounts applicable to investors who purchase Class A Shares of the Portfolios through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., or any affiliate thereof (“Raymond James”). Investors who purchase or redeem shares of the Portfolios through certain other intermediaries that have a relationship with Goldman Sachs & Co. LLC, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”) may also be eligible for different or additional sales charge variations, waivers and discounts, as implemented by an Intermediary. In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges. In all instances, it is the investor’s responsibility to notify a Portfolio or the relevant Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge variations, waivers or discounts.

Please contact Raymond James with questions regarding your eligibility for applicable sales charge variations, waivers and discounts and share class exchange privileges or for additional information regarding its policies for implementing particular sales charge variations, waivers and discounts and share class exchange privileges.

Effective March 1, 2019, the following is added to the Appendix titled “Additional Information About Sales Charge Variations, Waivers and Discounts” in the Portfolios’ Prospectus:

RAYMOND JAMES

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

⬛	Shares purchased in an investment advisory program.
⬛	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
⬛	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
⬛

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

⬛

A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and Class C Shares Available at Raymond James

⬛	Death or disability of the shareholder.
⬛	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
⬛	Return of excess contributions from an IRA Account.
⬛	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2 as described in the Fund’s Prospectus.
⬛	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
⬛	Shares acquired through a Right of Reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints and/or Rights of Accumulation

⬛	Breakpoints as described in this Prospectus.
⬛

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

This Supplement should be retained with your Prospectus for future reference.

TARGDATEOPSCHGSTK 02-19